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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 20, 2000


                              EXELON CORPORATION
            (Exact name of registrant as specified in its charter)


  PENNSYLVANIA                         1-16169             23-2990190
(State or other jurisdiction  (Commission File Number)    (IRS Employer
      of incorporation)                                    Identification No.)


                         37th Floor, 10 South Dearborn
                            Post Office Box A-3005
                         Chicago, Illinois 60690-3005
                   (address of principal executive offices)


Registrant's telephone number, including area code:  (312) 394-4321

                                      N/A

        (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On October 20, 2000, pursuant to a Second Amended and Restated Agreement and Plan of Exchange and Merger dated as of September 22, 1999 as amended and restated as of October 10, 2000, among PECO Energy Company, a Pennsylvania corporation ("PECO Energy"), Exelon Corporation, a Pennsylvania corporation ("Exelon") and Unicom Corporation, an Illinois corporation ("Unicom"), PECO Energy, Exelon and Unicom consummated the merger and exchange as described below (the "Merger and Exchange").

     The Merger and Exchange involved two transactions. The first step was a share exchange between PECO Energy and its wholly owned subsidiary Exelon, pursuant to which PECO Energy became a wholly owned subsidiary of Exelon. The second step was a merger of Unicom into Exelon, pursuant to which Unicom's separate corporate existence ended and its subsidiaries, including Commonwealth Edison Company, became subsidiaries of Exelon.

     In the first step exchange, each outstanding share of PECO Energy common stock (other than shares owned by PECO Energy, which were automatically canceled) was automatically converted into the right to receive one share of Exelon common stock and all shares of Exelon common stock held by PECO Energy were automatically canceled.

     At the completion of the second step merger, which occurred shortly following the completion of the first step exchange, Unicom was merged with and into Exelon, and each share of Unicom common stock (other than shares owned by Unicom or Exelon, which were automatically canceled) was automatically converted into the right to receive 0.875 shares of Exelon common stock and $3.00 in cash.

     A copy of the press release issued by Exelon on October 20, 2000 with respect to the effectiveness of the exchange and merger is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

     On October 13, 2000, Exelon established a $1.25 billion bank credit facility (the "Credit Facility") pursuant to the Term Loan Agreement dated as of October 13, 2000 among Exelon, the banks listed on the signature pages thereof, Bank One, N.A., as Administrative Agent, Credit Suisse First Boston, as Documentation Agent, and Citibank, N.A., as Syndication Agent (the "Credit Agreement"). Approximately $510,000,000 of the Credit Facility is being borrowed to finance the cash consideration to be paid to former holders of Unicom common stock in the second step merger. It is anticipated that borrowings will be made under the remaining Credit Facility as needed.

     A copy of the Credit Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial statements of businesses acquired:

          Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(a) will be filed by Amendment within 60 days of the date of this filing.

          (b)  Pro forma financial information:


          Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(b) will be filed by Amendment within 60 days of the date of this filing.

          (c)  Exhibits:


   EXHIBIT
      NO.                        DESCRIPTION

     99.1      Press Release issued by Exelon Corporation.

     99.2 Term Loan Agreement dated as of October 13, 2000 among Exelon, the banks listed on the signature pages thereof, Bank One, N.A., as Administrative Agent, Credit Suisse First Boston, as Documentation Agent, and Citibank, N.A., as Syndication Agent.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 20, 2000           EXELON CORPORATION


                                  By: /s/ Ruth Ann M. Gillis
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                                      Name:  Ruth Ann M. Gillis
                                      Title: Senior Vice President and
                                             Chief Financial Officer


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                                 EXHIBIT INDEX


         The following exhibits are filed herewith:

   EXHIBIT
     NO.                         DESCRIPTION

     99.1      Press Release issued by Exelon Corporation on October 20, 2000.

     99.2 Term Loan Agreement dated as of October 13, 2000 among Exelon, the banks listed on the signature pages thereof, Bank One, N.A., as Administrative Agent, Credit Suisse First Boston, as Documentation Agent, and Citibank, N.A., as Syndication Agent.